UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 19, 2008

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                                                ☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                                ☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                                ☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                                ☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 19, 2008, Staples, Inc. (“Staples”) issued a press release announcing its proposal to acquire all of the outstanding shares of Corporate Express N.V. (“Corporate Express”).  The proposal was communicated on February 19, 2008 in a letter from Mr. Ronald L. Sargent, the chief executive officer of Staples, to Mr. Peter Ventress, the chief executive officer of Corporate Express.  The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Ventress, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

99.1                           Staples, Inc. press release, dated February 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2008	STAPLES, INC.

By:	/s/ Kristin A. Campbell
Kristin A. Campbell Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Staples, Inc. press release, dated February 19, 2008.